Exhibit 99.2

1 INVESTOR CALL 1Q 2022 April 26, 2022, 10:00am ET Webcast: www.smartbank.com (Investor Relations) Audio Only: 1 - 844 - 200 - 6205 Access Code: 293033 Miller Welborn Chairman of the Board Billy Carroll President & CEO Ron Gorczynski CFO

D ISCLOSURES 2 Forward - Looking Statements This presentation may contain statements that are based on management’s current estimates or expectations of future events or future results, and that may be deemed to constitute forward - looking statements as defined under the Private Securities Litigation Reform Act of 1995 .. These statements, including statements regarding the effects of the COVID - 19 pandemic on SmartFinancial Inc .. ’s (“SmartFinancial”) business and financial results and conditions, are not historical in nature and can generally be identified by such words as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “may,” “estimate,” and similar expressions .. All forward - looking statements are subject to risks, uncertainties, and other factors that may cause the actual results of SmartFinancial to differ materially from future results expressed or implied by such forward - looking statements .. Such risks, uncertainties, and other factors include, among others, (1) the risk of litigation and reputational risk associated with historic acquisition activity ; (2) the risk that cost savings and revenue synergies from recently completed acquisitions may not be realized or may take longer than anticipated to realize ; (3) disruption from recently completed acquisitions with customer, supplier, employee, or other business relationships ; (4) our ability to successfully integrate the businesses acquired as part of previous acquisitions with the business of SmartBank ; (5) risks related to the acquisition of Sevier County Bancshares, Inc .. (“SCB”) ; (6) the risk that the anticipated benefits from the acquisition of SCB may not be realized in the time frame anticipated ; (7) changes in management’s plans for the future ; (8) prevailing, or changes in, economic or political conditions, particularly in our market areas ; (9) credit risk associated with our lending activities ; (10) changes in interest rates, loan demand, real estate values, or competition ; (11) changes in accounting principles, policies, or guidelines ; (12) changes in applicable laws, rules, or regulations ; (13) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID - 19 pandemic and related variants ; (14) the continued impact of the COVID - 19 pandemic and related variants on the Company’s assets, business, cash flows, financial condition, liquidity, prospects and results of operations ; (15) higher inflation and its impacts ; (16) the effects of war or other conflicts including the impacts related to or resulting from Russia’s military action in Ukraine ; and (17) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services .. These and other factors that could cause results to differ materially from those described in the forward - looking statements can be found in SmartFinancial’s most recent annual report on Form 10 - K, quarterly reports on Form 10 - Q, and current reports on Form 8 - K, in each case filed with or furnished to the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website (www .. sec .. gov) .. Undue reliance should not be placed on forward - looking statements .. SmartFinancial disclaims any obligation to update or revise any forward - looking statements contained in this release, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise .. Non - GAAP Financial Measures Statements included in this presentation include Non - GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of Non - GAAP financial measures to GAAP financial measures .. SmartFinancial management uses several Non - GAAP financial measures, including : (i) operating earnings, (ii) operating return on average assets, (iii) operating return on average shareholder equity, (iv) return on average tangible common equity, (v) operating return on average tangible common equity, (vi) operating efficiency ratio ; (vii) tangible common equity ; (viii) average tangible common equity ; (ix) tangible book value ; (x) operating pre - tax pre - provision earnings ; (xi) operating noninterest income ; (xii) operating noninterest expense ; (xiii) tangible assets ; and ratios derived therefrom, in its analysis of the company's performance .. Operating earnings excludes the following from net income : securities gains and losses, merger related and restructuring expenses, and the income tax effect of adjustments .. Operating return on average assets is the annualized operating earnings (Non - GAAP) divided by average assets .. Operating return on average shareholder equity is the annualized operating earnings (Non - GAAP) divided by average equity .. Return on average tangible common equity is the annualized net income divided by average tangible common equity (Non - GAAP) .. Operating return on average tangible common equity is the annualized operating earnings (Non - GAAP) divided by average tangible common equity (Non - GAAP) .. The operating efficiency ratio includes an adjustment for taxable equivalent yields and excludes securities gains and losses and merger related and restructuring expenses from the efficiency ratio .. Tangible common equity and average tangible common equity exclude goodwill and other intangible assets from shareholders’ equity and average shareholders’ equity .. Tangible book value excludes goodwill and other intangible assets less shareholders’ equity divided by common shares outstanding .. Operating pre - tax pre - provision earnings is net interest income plus operating noninterest income (Non - GAAP) less operating noninterest expense (Non - GAAP) .. Operating noninterest income excludes the following from noninterest income : securities gains and losses .. Operating noninterest expense excludes the following from noninterest expense : prior year adjustments to salaries, merger related and restructuring expenses and certain franchise tax true - up expenses .. Tangible assets excludes goodwill and other intangibles from total assets .. Management believes that Non - GAAP financial measures provide additional useful information that allows investors to evaluate the ongoing performance of the company and provide meaningful comparisons to its peers .. Management believes these non - GAAP financial measures also enhance investors' ability to compare period - to - period financial results and allow investors and company management to view our operating results excluding the impact of items that are not reflective of the underlying operating performance .. Non - GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider SmartFinancial's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company .. Non - GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP ..

QUARTERLY HIGHLIGHTS: *FIRST QUARTER 2022*

SmartFinancial

$0.51
DILUTED OPERATING EPS[1]

$4.7
BILLION IN TOTAL ASSETS

-3%
QOQ[2] TANG. BOOK VALUE PER SHARE GROWTH[1]

21%
QOQ ANNUALIZED ORGANIC LOAN[3] GROWTH[4]

0.76%
OPERATING RETURN ON AVERAGE ASSETS[1]

17%
QOQ ANNUALIZED ORGANIC DEPOSIT GROWTH

10.8%
OPERATING RETURN AVERAGE TANG. COMMON EQUITY[1]

67%
LOAN / DEPOSIT RATIO

68%
OPERATING EFFICIENCY RATIO[1]

0.11%
NON-PERFORMING ASSETS / ASSETS

EARNINGS PER SHARE



$0.65
$0.65
$0.40
$0.52
$0.49
$0.51
1Q21
4Q21
1Q22
GAAP EPS
OPERATING EPS[1]

BOOK VALUE PER SHARE



$24.10
$18.39
$25.56
$19.26
$24.86
$18.64
1Q21
4Q21
1Q22
BV PER SHARE
TBV PER SHARE[1]

RETURN ON AVERAGE ASSETS



1.18%
1.19%
0.59%
0.77%
0.73%
0.76%
1Q21
4Q21
1Q22
GAAP ROAA
OPERATING ROAA[1]

RETURN ON AVERAGE TANGIBLE COMMON EQUITY



14.4%
14.5%
8.2%
10.7%
10.4%
10.8%
1Q21
4Q21
1Q22
GAAP ROATCE
OPERATING ROATCE[1]

Financial data as of or for the three months ended 3/31/22
1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix
2) QoQ: Quarter-over-Quarter
3) "Loans" for purposes of this presentation includes all SmartFinancial loans and leases
4) Organic loan growth excludes PPP loans

3

SmartFinancial: *Expanding Southeast Franchise*

SmartFinancial

$4.7
Billion in Total Assets

$2.8
Billion in Total Loans

$4.2
Billion in Total Deposits

40
Total Branches


Nashville
Knoxville
Huntsville
Chattanooga
Birmingham
Tuscaloosa
Auburn
Montgomery
Dothan
Mobile
Tallahassee
Pensacola
Panama City
SmartBank Branch Offices
New SmartBank Branch Offices
Loan Production Office
Planned Future Expansion

Act with integrity **Be enthusiastic** **Create positivity** **Demonstrate accountability** **Embrace change**

We are building a culture where Associates thrive and are empowered to be leaders. The core values that we have established as a company help us operate in unison and have become a critical part of our culture. Our Associates are key to SmartBank's success.

We will achieve our desired position to be the Southeast's next great community bank by:

- CREATING "WOW" EXPERIENCES
- EXHIBITING OVER-THE-TOP ENTHUSIASM AND POSITIVITY
- DELIVERING EXCEPTIONAL, PROFESSIONAL & KNOWLEDGEABLE SERVICE

Proud to be Voted a Top Workplace 5 years in a row!


TOP WORK PLACES 2017
NEWS SENTINEL
TOP WORK PLACES 2018
NEWS SENTINEL
TOP WORK PLACES 2019
NEWS SENTINEL knox.biz
TOP WORK PLACES 2020
knox news. knox.biz
TOP WORK PLACES 2021
knox news. knox.biz

Balance sheet and branch count represent 3/31/22 balances

4

BALANCE SHEET: *CONTINUED BALANCE SHEET EXPANSION*

SmartFinancial

$ in Millions

TOTAL LOANS

CAGR[1] OF 19% SINCE 2017



$1,319
5.31%
$1,775
5.72%
$1,897
5.49%
$2,382
4.89%
$2,693
4.67%
$2,806
4.40%
2017Y
2018Y
2019Y
2020Y
2021Y
1Q22

○ AVERAGE LOAN YIELD

TOTAL DEPOSITS

LOANS TO DEPOSITS RATIO OF 67%



$1,439
0.55%
$1,922
0.86%
$2,047
1.12%
$2,805
0.55%
$4,022
0.27%
$4,191
0.20%
2017Y
2018Y
2019Y
2020Y
2021Y
1Q22

○ AVERAGE TOTAL DEPOSIT COST

1) CAGR: Compound Annualized Growth Rate

5

Loan and Deposit Portfolio: *Strong Organic Growth*

SmartFinancial

$ in Millions

Loan Composition

Positive Market Momentum Driving Organic Growth



$2,487
$2,468
$2,653
$2,693
$2,806
3%
17%
18%
18%
18%
17%
11%
12%
12%
10%
11%
14%
13%
14%
16%
15%
14%
7%
3%
2%
1%
24%
27%
28%
29%
31%
19%
20%
21%
22%
22%
1Q21
2Q21
3Q21
4Q21
1Q22
CRE, OO
CRE, NOO
SBA PPP Loans
C&I
C&D
Consumer RE
Leases & Other

Deposit Composition

Core Deposit Growth Outpacing Time Deposit Contraction



$3,048
$3,139
$3,799
$4,022
$4,191
17%
16%
15%
14%
13%
35%
36%
37%
37%
38%
22%
22%
22%
22%
23%
26%
26%
26%
26%
26%
1Q21
2Q21
3Q21
4Q21
1Q22
Noninterest Demand
Interest-Bearing Demand
Money Market and Savings
Time Deposits

1) Excludes SBA PPP Loans

6

ASSET QUALITY: *STRONG UNDERWRITING PAYS DIVIDENDS*

SmartFinancial

$ in Thousands

NONPERFORMING ASSETS


$10,180
$6,456
$6,059
$5,058
$4,981
0.29%
0.18%
0.14%
0.11%
0.11%
1Q21
2Q21
3Q21
4Q21
1Q22
NONPERFORMING LOANS
OREO & OTHER REPOS
NONPERFORMING ASSETS / TOTAL ASSETS

DELINQUENT AND NONACCRUALS / TOTAL LOANS


$11,756
$6,699
$7,768
$8,991
$5,738
0.47%
0.27%
0.29%
0.33%
0.20%
1Q21
2Q21
3Q21
4Q21
1Q22
TOTAL DELINQUENT & NONACCRUAL LOANS & LEASES
TOTAL DELINQUENT & NONACCRUAL LOANS & LEASES / TOTAL LOANS & LEASES

CREDIT QUALITY


0.39%
0.29%
0.36%
0.35%
0.31%
0.01%
0.01%
0.03%
0.05%
0.04%
1Q21
2Q21
3Q21
4Q21
1Q22
CLASSIFIED LOANS AND LEASES / TOTAL LOANS & LEASES
NET CHARGEOFFS

COMMERCIAL REAL ESTATE CONCENTRATION


275%
299%
295%
290%
299%
90%
94%
89%
75%
79%
1Q21
2Q21
3Q21
4Q21
1Q22
CRE LOANS / CAPITAL
C&D LOANS / CAPITAL

7

8 R ESERVE R ECONCILIATION : $ in Thousands $18,370 $18,310 $19,295 $19,352 $20,078 $12,951 $12,982 $13,001 $15,483 $14,913 0.91% 0.86% 0.76% 0.74% 0.74% 0.00% 0.50% 1.00% 1.50% 2.00% $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 1Q21 2Q21 3Q21 4Q21 1Q22 A LLOWANCE FOR L OAN L OSSES A CQUIRE L OAN F AIR V ALUE D ISCOUNTS A LLOWANCE - O RIGINATED / O RIG .. L&L, L ESS PPP 1Q21 2Q21 3Q21 4Q21 1Q22 Allowance / Total Loans & Leases ("L&L") 0.74% 0.74% 0.73% 0.72% 0.72% Allowance / Total L&L, less PPP 0.85% 0.80% 0.75% 0.73% 0.72% Allowance - Originated / Orig. L&L, less PPP 0.91% 0.86% 0.76% 0.74% 0.74% Allowance - Acquired / Acquired L&L 0.57% 0.47% 0.74% 0.65% 0.63% Acquired FV Discount / Acquired L&L 3.74% 3.61% 2.48% 3.42% 3.64% Total Reserves / Total L&L 1.26% 1.27% 1.22% 1.29% 1.25% Total Reserves / Total L&L, less PPP 1.46% 1.37% 1.26% 1.31% 1.26%

$557 $674 $1,091 $1,045 $764 $251 $251 $339 $559 $830 7.1% 6.9% 7.7% 12.1% 17.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% $- $200 $400 $600 $800 $1,000 $1,200 1Q21 2Q21 3Q21 4Q21 1Q22 C ASH AND C ASH E QUIV .. S ECURITIES (AFS/HTM) S ECURITIES (AFS/HTM) / T OTAL A SSETS 9 L IQUIDITY U TILIZATION : M ARGIN M ANAGEMENT WHILE D RIVING R EVENUE $ in Millions C ASH AND S ECURITIES D EPLOYING E XCESS F UNDING M ARGIN / O PERATING R EVENUE 2 M AINTAINING R EVENUE D ESPITE C HALLENGING M ARGIN E NVIRONMENT $ in Thousands 1) Based on the weighted average of the AFS/HTM securities portfolio. Yields related to investment securities exempt from income ta xes are stated on a taxable - equivalent basis assuming a federal income tax rate of 21.0% 2) Non - GAAP financial measure - f or a reconciliation of Non - GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 2 $26,260 $26,897 $30,382 $29,855 $30,118 $5,691 $5,143 $6,264 $6,806 $7,111 $31,951 $32,040 $36,646 $36,661 $37,229 3.48% 3.29% 3.35% 2.92% 2.91% $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 1Q21 2Q21 3Q21 4Q21 1Q22 N ET I NTEREST I NCOME O PERATING N ONINTEREST I NCOME N ET I NTEREST M ARGIN (FTE) 1Q21 2Q21 3Q21 4Q21 1Q22 Cash Yield 0.28% 0.23% 0.23% 0.22% 0.25% Sec. Yield (AFS/HTM) 1 2.02% 2.16% 1.89% 1.64% 1.67% Loans (less Accr./PPP Fees) 4.00% 4.06% 4.21% 4.20% 4.18% Accretion 0.27% 0.12% 0.28% 0.07% 0.06% PPP Fees 0.40% 0.34% 0.46% 0.26% 0.16% Loan Yield (incl. Fees) 4.67% 4.52% 4.95% 4.53% 4.40% IE Asset Yield 3.88% 3.65% 3.67% 3.20% 3.18% NIM (FTE) 3.48% 3.29% 3.35% 2.92% 2.91%

INTEREST RATE SENSITIVITY: *WELL POSITIONED FOR RISING RATES*

$ in Thousands

VARIABLE VS. FIXED RATE LOANS


40%
60%
FIXED RATE LOANS
VARIABLE RATE LOANS

- ▲ $1.1 BILLION OF TOTAL VARIABLE RATE LOANS
- ▲ ~$450 MILLION REPRICING WITH ANY RATE INCREASE
- ▲ ~$85 MILLION REPRICING WITH NEXT 100BPS INCREASE

STATIC SHOCK / RATE RAMP ANALYSIS[1]


INTERST INCOME % CHANGE
$5,624 , 4.3%
$11,018 , 8.4%
$16,302 , 12.4%
SHOCK +100BPS
SHOCK +200BPS
SHOCK +300BPS


INTEREST INCOME % CHANGE
$3,995 , 3.0%
$8,093 , 6.2%
$12,145 , 9.2%
RAMP +100BPS
RAMP +200BPS
RAMP +300BPS

1) Based on 12-month static rate shock and ramp analysis as of 3/31/22. These estimates of changes in the Company's net interest income require us to make certain assumption including loan and mortgage-related investment prepayment speeds, reinvestment rate, deposit maturities and decay rates. These assumptions are inherently uncertain and, as a result, we cannot precisely predict the impact of changes in interest rates on net interest income. Although our analysis provides and indication of our interest rate risk exposure at a particular point in time, such estimates are not intended to, and do not, provide a precise forecast of the effect of changes in market interest rates and will differ from actual results.

10

Noninterest Revenue Details: *Growing Fee Income*

SmartFinancial

$ in Thousands

Operating Noninterest Income[1]

Continuing to Strengthen



$5,691
$5,143
$6,264
$6,806
$7,111
1Q21
2Q21
3Q21
4Q21
1Q22
Service Charges on Deposit Accounts
Mortgage Banking Income
Investment Services Income
Insurance Commissions
Interchange Fees
Other Noninterest Income

Differentiated Revenue Streams

Building a Family of Diversified Revenue Generators

SmartBank Investment Services

Rains Insurance — A SmartBank Company

SmartBank Mortgage Services

Fountain Equipment Finance

1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix

Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix

11

OPERATING EXPENSE: *INVESTING IN GROWTH*

$ in Thousands

OPERATING EFFICIENCY RATIO[1]

EXECUTING ON EXPANSION OPPORTUNITIES



60%
63%
62%
68%
68%
1Q21
2Q21
3Q21
4Q21
1Q22
OPERATING EFFICIENCY RATIO

OPERATING NONINTEREST EXPENSE[1]

DISCIPLINED FOCUS ON EXPENSE CONTAINMENT



$19,361
$20,425
$22,845
$25,061
$25,279
1Q21
2Q21
3Q21
4Q21
1Q22
SALARIES & BENEFITS
OCCUPANCY & EQUIPMENT
DATA PROCESSING & TECHNOLOGY
PROFESSIONAL SERVICES
AMORTIZATION OF INTANGIBLES
OTHER NONINTEREST EXPENSE

1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix
Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix

12

CAPITAL: *WELL CAPITALIZED – BUILDING BOOK VALUE*

SmartFinancial

TCE / TA[1]


8.0%
7.9%
7.5%
7.2%
6.8%
1Q21
2Q21
3Q21
4Q21
1Q22

LEVERAGE RATIO


8.6%
8.1%
8.4%
7.5%
7.4%
5%
WELL
CAPITALIZED
1Q21
2Q21
3Q21
4Q21
1Q22

CET1 RATIO


11.3%
10.6%
10.9%
10.2%
10.3%
6.5%
WELL
CAPITALIZED
1Q21
2Q21
3Q21
4Q21
1Q22

TOTAL CAPITAL RATIO


13.6%
12.8%
12.9%
12.2%
12.2%
10%
WELL
CAPITALIZED
1Q21
2Q21
3Q21
4Q21
1Q22

BASEL III REGULATORY CAPITAL MINIMUM TO BE CONSIDERED "WELL CAPITALIZED"

BUILDING SHAREHOLDER VALUE

TANGIBLE BOOK VALUE PER SHARE[1]


$13.90
$14.64
$16.82
$17.92
$19.26
$18.64
2017Y
2018Y
2019Y
2020Y
2021Y
1Q22
TBV Per Share

$4.74
TBV PER SHARE[1]
CREATED '17 – Q1 '22

7%
CAGR '17 – Q1 '22

$0.07
QUARTERLY DIVIDEND

1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix
Note: Capital ratio data as of the most recent period ended 3/31/22

13

OPERATING EXPENSE: *TECHNOLOGY INITIATIVES*

SmartFinancial

COMMERCIAL LENDING ENHANCEMENT WITH NCINO© PLATFORM

EMBRACING TECHNOLOGY TO INCREASE EFFICIENCY AND CREATE STREAMLINED PROCESSES

- *Digital Transformation Plan, led by new Chief Information Officer* — Q3 2020
- Q1 2021 — *Work from home technology upgrade*
- *Enhanced work from home security upgrade* — Q1 2021
- Q2 2021 — *Cloud-based Contact Center*
- *Digital consumer deposit origination upgrade* — Q2 2021
- Q2 2021 — *Online mortgage origination enhancements*
- *Branch network modernization* — Q2 2021
- Q2 2021 — *Telecommunications management upgrade*
- *Enhanced cyber security technology* — Q2 2021
- Q3 2021 — *Redesigned smartbank.com*
- *Treasury Management Platform Upgrade* — Q1 2022
- Q2 2022 — *nCino© Commercial Loan Origination*
- *Core OS platform upgrade* — Q2 2022
- Q2 2022 — *Centralized bank application support team*
- *Teller modernization bank-wide* — Q2 2022
- Q2 2022 — *Data analytics platform implementation*
- *Digital floorplan lending solution* — Q3 2022
- Q3 2022 — *Commercial online account origination*
- *ATM fleet replacement with ITM upgrade* — Q3 2022
- Q3 2022 — *Enhanced digital consumer finance tools*
- *nCino© Customer Pricing and Profitability* — Q4 2022

INVESTING IN OUR PLATFORM TO MAKE SMARTBANK AN EASIER ORGANIZATION WITH WHICH TO DO BUSINESS

14

WHY SMARTBANK: *INVESTMENT HIGHLIGHTS*

SmartFinancial

- *ENGAGED MANAGEMENT TEAM*
- *LOW-COST DEPOSIT BASE*
- *SOLID CREDIT QUALITY AND UNDERWRITING*
- *STABLE MARKETS EXPERIENCING POPULATION EXPANSION*
- *GROWING BUSINESS LINES WITH REVENUE DIVERSIFICATION*
- *FRANCHISE SCARCITY VALUE – BUILDING SOUTHEAST DENSITY*
- *HISTORY OF DEFENDING BOOK VALUE AND DELIVERING SHAREHOLDER VALUE*

15

A PPENDIX 16

Market Area: *Targeting Industry Rich Growth Markets*

SmartFinancial

SmartBank is focused on building muscle in its expanding, fast growing Southeast market areas

Expanding Markets vs. Legacy Markets[1]

127% Larger Deposit Base	**14%** Higher Median Household Income	**0.5%** Faster Projected Population Growth
51% Larger Population Base	**2.4%** Faster Household Income Growth	**>20%** Of Total Revenue Producing Associates[2]

Legacy Market Area

Core Tennessee[3]

Total Deposits in Market	$41.3 Billion
Current Population (2021)	1,549,636
Proj. Pop. Growth ('21-'26)	4.0%
Proj. HH Inc. Growth ('21-'26)	9.7%

East Middle Tennessee[4]

Total Deposits in Market	$9.9 Billion
Current Population (2021)	429,125
Proj. Pop. Growth ('21-'26)	4.2%
Proj. HH Inc. Growth ('21-'26)	9.3%

Legacy Alabama[5]

Total Deposits in Market	$34.7 Billion
Current Population (2021)	1,417,711
Proj. Pop. Growth ('21-'26)	3.0%
Proj. HH Inc. Growth ('21-'26)	6.2%

Expanding Market Area

Central Tennessee / Nashville[6]

Total Deposits in Market	$89.2 Billion
Current Population (2021)	1,980,990
Proj. Pop. Growth ('21-'26)	5.9%
Proj. HH Inc. Growth ('21-'26)	11.4%

Alabama Expansion[7]

Total Deposits in Market	$73.5 Billion
Current Population (2021)	1,784,492
Proj. Pop. Growth ('21-'26)	1.5%
Proj. HH Inc. Growth ('21-'26)	10.1%

Florida Panhandle[8]

Total Deposits in Market	$32.7 Billion
Current Population (2021)	1,368,618
Proj. Pop. Growth ('21-'26)	5.0%
Proj. HH Inc. Growth ('21-'26)	10.0%

1) Percentages based on combined Legacy Market Area vs. Expanding Market Area; 2) Business generating associates in Expanding Market Area as a percent of total SmartBank revenue producing associates; 3) Core Tennessee includes Chattanooga, TN, Knoxville, TN and Sevierville, TN MSAs; 4) East Middle Tennessee includes Cleveland, TN, Crossville, TN, Cookeville, TN, Fentress, TN and Tullahoma, TN MSAs; 5) Legacy Alabama includes Clarke, AL, Fairhope, AL, Huntsville, AL, Mobile, AL and Tuscaloosa, AL MSAs; 6) Central Tennessee / Nashville includes the Nashville, TN MSA 7) Alabama Expansion includes Auburn, AL, Birmingham, AL, Dothan, AL and Montgomery, AL MSAs; 8) Florida Panhandle includes Fort Walton/Destin, FL, Panama City, FL, Pensacola, FL and Tallahassee, FL MSAs

Source: S&P Market Intelligence; Weighted Averages for each market area based on population

17

INCOME STATEMENT: *DETAILED FIRST QUARTER RESULTS*

SmartFinancial

($ in thousands, except per share data)	1Q22	4Q21	1Q21	1Q22 vs. 4Q21 % Chg.	1Q22 vs. 1Q21 % Chg.
Net Interest Income	$ 30,118	$ 29,855	$ 26,260	1%	15%
Provision for Loan & Lease losses	1,006	422	67		
Noninterest Income	7,111	6,806	5,691	4%	25%
Noninterest Expense	25,718	27,823	19,464	(8%)	32%
Income Tax Expense	2,246	1,761	2,664		
Net Income (GAAP)	$ 8,259	$ 6,655	$ 9,756	24%	(15%)
Non-GAAP Reconciliations					
Noninterest Income	-	-	-		
Noninterest Expense	439	2,762	103		
Income Tax Effect Of Adjustments	(113)	(713)	(27)		
Operating Earnings (Non-GAAP)	$ 8,585	$ 8,704	$ 9,832	(1%)	(13%)
Operating PTPP Earnings (Non-GAAP)	$ 11,950	$ 11,600	$ 12,590	3%	(5%)

Non-GAAP Performance Metrics	1Q22	4Q21	1Q21	1Q22 vs. 4Q21 % Chg.	1Q22 vs. 1Q21 % Chg.
Diluted Operating Earnings Per Share	$ 0.51	$ 0.52	$ 0.65	(1%)	(22%)
Tangible Book Value Per Common Share	$ 18.64	$ 19.26	$ 18.39	(3%)	1%
Operating Return on Average Assets	0.76%	0.77%	1.19%	(0.02%)	(0.43%)
Operating PTPP Return on Average Assets	1.05%	1.03%	1.52%	0.02%	(0.47%)
Operating Return on Average Tang. Common Equity	10.8%	10.7%	14.5%	0.1%	(3.7%)
Operating Efficiency Ratio	67.6%	68.1%	60.3%	(0.5%)	7.3%

Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix

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NON-GAAP RECONCILIATION

SmartFinancial

$ in Thousands, except per share data

	1Q22	4Q21	3Q21	2Q21	1Q21
Operating Earnings					
Net Income (GAAP)	$ 8,259	$ 6,655	$ 9,600	$ 8,778	$ 9,756
Noninterest Income:					
Securities (Gains) Losses	-	-	(45)	-	-
Noninterest Expenses:					
Merger Related And Restructuring Expenses	439	2,762	464	372	103
Income Taxes:					
Income Tax Effect Of Adjustments	(113)	(713)	(108)	(96)	(27)
Operating Earnings (Non-GAAP)	$ 8,585	$ 8,704	$ 9,911	$ 9,054	$ 9,832
Operating Earnings Per Common Share:					
Basic	$ 0.51	$ 0.52	$ 0.64	$ 0.60	$ 0.65
Diluted	0.51	0.52	0.63	0.60	0.65
Operating Noninterest Income					
Noninterest Income (GAAP)	$ 7,111	$ 6,806	$ 6,309	$ 5,143	$ 5,691
Securities (Gain) Losses	-	-	(45)	-	-
Operating Noninterest Income (Non-GAAP)	$ 7,111	$ 6,806	$ 6,264	$ 5,143	$ 5,691
Operating Noninterest Expense					
Noninterest Expense (GAAP)	$ 25,718	$ 27,823	$ 23,309	$ 20,797	$ 19,464
Merger Related And Restructuring Expenses	(439)	(2,762)	(464)	(372)	(103)
Operating Noninterest Expense (Non-GAAP)	$ 25,279	$ 25,061	$ 22,845	$ 20,425	$ 19,361
Operating Pre-Tax Pre-Provison ("PTPP") Earnings					
Net Interest Income (GAAP)	$ 30,118	$ 29,855	$ 30,382	$ 26,897	$ 26,260
Operating Noninterest Income (Non-GAAP)	7,111	6,806	6,264	5,143	5,691
Operating Noninterest Expense (Non-GAAP)	(25,279)	(25,061)	(22,845)	(20,425)	(19,361)
Operating PTPP Earnings (Non-GAAP)	$ 11,950	$ 11,600	$ 13,801	$ 11,615	$ 12,590
Non-GAAP Return Ratios					
Operating Return On Average Assets (Non-GAAP)(1)	0.76%	0.77%	1.00%	1.01%	1.19%
Operating PTPP Return On Average Assets (Non-GAAP)(2)	1.05%	1.03%	1.39%	1.30%	1.52%
Return On Average Tangible Common Equity (Non-GAAP)(3)	10.39%	8.18%	12.84%	12.54%	14.41%
Operating Return On Average Shareholders' Equity (Non-GAAP)(4)	8.14%	8.09%	10.01%	9.83%	11.05%
Operating Return On Average Tangible Common Equity (Non-GAAP)(5)	10.80%	10.70%	13.26%	12.93%	14.53%
Operating Efficiency Ratio					
Efficiency Ratio (GAAP)	69.08%	75.89%	63.53%	64.91%	60.92%
Adjustment For Taxable Equivalent Yields	(0.31%)	(0.32%)	(0.25%)	(0.30%)	(0.28%)
Adjustment For Securities Gains (Losses)	-	-	(0.08%)	-	-
Adjustment For Merger Expenses	(1.17%)	(7.50%)	(1.11%)	(1.15%)	(0.32%)
Operating Efficiency Ratio (Non-GAAP)	67.60%	68.07%	62.09%	63.46%	60.32%

1. *Operating return on average assets (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average assets.*
2. *Operating PTPP return on average assets (Non-GAAP) is the annualized operating PTPP earnings (Non-GAAP) divided by average assets.*
3. *Return on average tangible common equity (Non-GAAP) is the annualized net income divided by average tangible common equity (Non-GAAP).*
4. *Operating return on average shareholders' equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average shareholder equity.*
5. *Operating return on average tangible common equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP).*

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NON-GAAP RECONCILIATION

SmartFinancial

$ in Thousands, except per share data

	1Q22	4Q21	3Q21	2Q21	1Q21
Tangible Common Equity:					
Shareholders' Equity (GAAP)	$ 420,042	$ 429,430	$ 424,720	$ 373,393	$ 364,058
Less Goodwill And Other Intangible Assets	105,215	105,852	104,930	90,966	86,350
Tangible Common Equity (Non-GAAP)	$ 314,827	$ 323,578	$ 319,790	$ 282,427	$ 277,708
Average Tangible Common Equity:					
Average Shareholders' Equity (GAAP)	$ 427,945	$ 426,808	$ 392,798	$ 369,325	$ 360,919
Less Goodwill And Other Intangible Assets	105,617	104,193	96,250	88,551	86,424
Average Tangible Common Equity (Non-GAAP)	$ 322,328	$ 322,615	$ 296,548	$ 280,774	$ 274,495
Tangible Book Value Per Common Share:					
Book Value Per Common Share (GAAP)	$ 24.86	$ 25.56	$ 25.28	$ 24.71	$ 24.10
Adjustment Due To Goodwill And Other Intangible Assets	(6.23)	(6.30)	(6.25)	(6.02)	(5.71)
Tangible Book Value Per Common Share (Non-GAAP)(1)	$ 18.64	$ 19.26	$ 19.03	$ 18.69	$ 18.39
Tangible Common Equity To Tangible Assets:					
Total Assets	$ 4,718,579	$ 4,611,579	$ 4,384,031	$ 3,654,356	$ 3,557,203
Less Goodwill And Other Intangibles	105,215	105,852	104,930	90,966	86,350
Tangible Assets (Non-GAAP)	$ 4,613,364	$ 4,505,727	$ 4,279,101	$ 3,563,390	$ 3,470,853
Tangible Common Equity To Tangible Assets (Non-GAAP):	6.82%	7.18%	7.47%	7.93%	8.00%

1. *Book value per share is computed by dividing total stockholders' equity by common shares outstanding. Tangible book value per share (Non-GAAP) is computed by dividing total stockholders' equity, less goodwill and other intangible assets by common shares outstanding*

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Contact

Miller Welborn
Chairman
423.385.3067
Miller.Welborn@smartbank.com

Billy Carroll
President & CEO
865.868.0613
Billy.Carroll@smartbank.com

Ron Gorczynski
Chief Financial Officer
865.437.5724
Ron.Gorczynski@smartbank.com

SmartFinancial

5401 Kingston Pike, Suite 600
Knoxville, TN 37919

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